UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

On January 14, 2019, Christopher & Banks Corporation (the “Company”) issued a press release disclosing material, non-public information regarding the Company's updated outlook for the fourth fiscal quarter of 2018 and reaffirming its fiscal 2019 outlook.

The press release issued on January 14, 2019 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and should be read in conjunction with the registrant's reports on Forms 10-K, 10-Q and 8-K, and other publicly available information, which contain other important information about the registrant.

In addition, furnished herewith as Exhibit 99.2, and incorporated by reference herein, is a copy of presentation materials to be used by Christopher & Banks Corporation (the “Company”) beginning on January 14, 2019, in connection with the Company’s participation at the ICR XChange Conference in Orlando, Florida and in meetings with analysts, stockholders and potential stockholders.

Cautionary Statements.  This filing and the exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Important factors that could impair the Company's business are disclosed in the “Risk Factors” section contained in the Company's 2018 Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2018 and in our subsequent 10-Q Reports.  All forward-looking statements are expressly qualified in their entirety by such factors.  We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1 Christopher & Banks Corporation Press Release dated January 14, 2019.
99.2 Christopher & Banks Corporation January 14, 2019 ICR presentation materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: January 14, 2019	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 14, 2019	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

99.1	Press release issued by the Company January 14, 2019.
99.2	Christopher & Banks Corporation January 14, 2019 ICR presentation materials.

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